UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 19, 2001
                                -----------------
                Date of Report (Date of earliest reported event)


                                IBX GROUP, INC.
                                ---------------
             (Exact name of registrant as specified in its charter)


                                     Florida
                                     -------
                  (State or other jurisdiction of incorporation


                                    333-36666
                                    ---------
                            (Commission File Number)


                                   65-0810941
                                   ----------
                        (IRS Employer Identification No.)


            350 Northwest 12th Avenue; Deerfield Beach, Florida 33442
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (954) 426-6056
                                 --------------
               Registrant's telephone number, including area code


                                (Not Applicable)
                                ----------------
          (Former name or former address, if changed since last report)


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                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K and Form 10-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

                                     CONTEXT

         The information in this report is qualified in its entirety by reference to the entire report; consequently, this report must be read in its entirety. This is especially important in light of material subsequent events disclosed. Information may not be considered or quoted out of context or without referencing other information contained in this report necessary to make the information considered, not misleading.

                       INFORMATION INCLUDED IN THE REPORT

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

Settlement of Litigation

         On December 19, 2001, iBX Group, Inc. ("our Company") settled litigation involving its wholly owned subsidiary, PriMed Technologies, Inc., a Florida corporation ("PriMed"), as a result of which, a material change in control has occurred.

         The parties to the settlement agreement were our Company, PriMed, PriMed Technologies, L.C., a Florida limited liability company and affiliate of PriMed, Evan R. Brovenick, our Company's president and the president of PriMed ("Mr. Brovenick"); the Yankee Companies, Inc., a Florida corporation that had purchased PriMed convertible debt securities ("Yankees" and the "Bonds," respectively); the Calvo Family Spendthrift Trust, a Florida trust and affiliate of Yankees (the "CFST"), the Tucker Family Spendthrift Trust, a Florida trust and affiliate of Yankees (the "TFST"); and, Blue-Lake Capital Corp., a Florida corporation and affiliate of Yankees ("Blue Lake"). Yankees, the CFST, the TFST and Blue Lake are sometimes referred to collectively herein as the "Bondholders." The dispute involved the failure of PriMed to pay the Bonds. A copy of the settlement agreement is filed as exhibits to this report, see Item 7 Financial Statements and Exhibits.

         Pursuant to the terms of the settlement, all of the Bondholders who purchased $92,000 worth of the Bonds converted their Bonds into 10,062,500 shares of our Company's common stock, as follows: the CFST, 5,031,250 shares; the TFST, 2,843,750 shares; and, Blue Lake, 2,187,500 shares. The shares were issued pursuant to the exemption from registration under the Securities Act provided by Sections 4(2) and 3(a)(9) thereof and the parties acknowledged the restricted nature of the shares received.

         The parties to the settlement further agreed that the three designees of Yankees (acting on behalf of all of the Bondholders) would, be elected to vacancies on our Company's board of directors created by the resignations of Mr.

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Adam Cohen and Mr. Mitchell Hershey. Messrs. Cohen and Hershey did not resign as a result of any disputes or disagreements with our Company, but rather, solely to facilitate the settlement. They further agreed to enter into a five three year shareholders' agreement pursuant to which the Bondholders and, Mr.
Brovenick (FYI: Adelstein not a signatory) would vote all of their shares of our Company's common stock for the election of three designees of Yankees and three designees of Mr. Brovenick to our Company's board of directors, such designees to serve at the pleasure of the designating persons. Yankees' initial designees were Anthony Q. Joffe, Vanessa H. Lindsey and Kevin W. Dornan, Esquire, who were elected as directors on the date of this agreement (see biographical data below). The shareholder agreement will be binding on all assignees of the signatories thereto, unless any of the shares subject to the shareholder agreement are sold in an open-market, brokered transaction.

         All proceeds used to acquire the subject securities were provided by the CFST and TFST from internal resources.

Private Placement

         On December 19, 2001, our Company concluded a private placement of $200,000 in units comprised of an aggregate of 10,937,500 shares of common stock, class A warrants entitling the holders to purchase up to 20,000,000 shares of our Company's common stock, at an exercise price of $0.10 per share; and, class B warrants entitling the holders to purchase up to 20,000,000 shares of our Company's common stock, , at an exercise price of $0.20 per share. Half of the units were subscribed for by the CFST and half by the TFST; however, the CFST and the TFST loaned their affiliate, Yankees, 937,500 of the shares subscribed to for purposes of providing year end bonuses to Yankees employees and consultants; consequently, the shares were issued to the following persons: the CFST, 5,000,000 shares; the TFST, 5,000,000 shares; Vanessa H. Lindsey, 250,000; Coast to Coast Financial Group, Inc., 250,000 shares; Kevin W. Dornan, 250,000 shares; Sally Stroberg, 50,000 shares; Nancy Molinari, 50,000 shares; Francine Frankel, 42,500 shares; Warren Hirt, 42,500 shares; and, Donna Whitacre, 2,500 shares. An example copy of the class A and class B warrant agreements are filed as exhibits to this report, see Item 7 Financial Statements and Exhibits.

         As a condition of issuing the shares to the foregoing persons, they agreed to vote their shares, for a period of five years from the date of this agreement, at any shareholders meeting for the purpose of electing directors, to elect Mr. Brovenick and two additional individuals chosen by Mr. Brovenick and to elect three designees of Yankees as directors, such obligations to be binding upon any assignee except if the shares are sold in an open market, brokered transaction

         All proceeds used to acquire the subject securities were provided by the CFST and TFST from internal resources.

New Directors' Biographies

Vanessa H. Lindsey, Director

         Vanessa H. Lindsey, age 30, was elected as a member of our Company's Board of Directors on December 19, 2001. Mrs. Lindsey was employed by Accell Plumbing Systems, Inc., an Ohio corporation, as that company's office manager and bookkeeper from 1993 to 1995. Since 1995 she has been employed as the chief administrative officer of Diversified Corporate Consulting Group, L.L.C., a Delaware limited liability company, engaged in providing diversified consulting services and in filing EDGARized documents for clients with the Commission. Since 1996 she has been employed by the Southeast Companies, Inc., a Florida corporation, involved in the entertainment industry, in business and political consulting and as a licensed mortgage brokerage company, as its chief administrative officer and currently serves as its vice president and secretary. She is also the secretary and chief administrative officer for The Yankee Companies, Inc., which serves as a strategic consultant to our Company. Mrs. Lindsey held the position of secretary of The Marion County Libertarian Party and was the Campaign Treasurer for the Cyndi Calvo for State Senate, District 8 Campaign from 1998 to 2000. From November 11, 1999 to June 13, 2001, she served as secretary for AmeriNet Group.com, Inc., a publicly held Delaware corporation, and served as a member of its board of directors from April 6, 2000 to June 13, 2001. Since January 2001, she has served as the secretary and as a member of the

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board of directors for Explorations Group, Inc., a Delaware corporation. Since
January 1999, she has served as secretary and chief administrative officer for Colmena Corp., a publicly held Delaware corporation, and serves as a member of its board of directors since January 3, 2000 and was elected vice-president on June 14, 2001.

Anthony Q. Joffe, Director

         Anthony Q. Joffe, age 59, was elected as a member of our Company's Board of Directors on December 19, 2001. Mr. Joffe holds a degree in Aeronautical Engineering Management from Boston University, Boston, Massachusetts. Since March 1993, Mr. Joffe has performed consulting services for First Commodities, Inc., an Atlanta based commodities firm, and has been involved in fundraising for the Multiple Sclerosis Foundation. He also assisted Digital Interactive Associates and IVDS Partnership with financial affairs in conjunction with their successful bid to the Federal Communications Commission for licenses in the cities of Atlanta, Georgia, Minneapolis/St. Paul, Minnesota, and Kansas City, Missouri. Mr. Joffe served as the interim president of Madison Sports & Entertainment Group, Inc., a publicly held Utah corporation then headquartered in Fort Lauderdale, Florida, from September 1, 1994, until February 16, 1996, during which time he became its vice president and vice chairman, chief operating officer, treasurer and chief financial officer until he resigned. Since 1996, he has founded a boat financing company and joined NorthStar Capital ("NorthStar") as Managing Director. NorthStar is an investment banking firm with offices in Stamford, Connecticut and Boca Raton, Florida that specializes in assisting small to mid-size private and publicly traded companies with business and financial planning, acquisition and divestiture, financial public relations and market position advice, and treasury services. Mr. Joffe served as a member of the Board of Directors of AmeriNet Group.com, Inc., (currently Fields Technologies, Inc.), a publicly held Delaware corporation from November 1998 to June 2001. Since January 1999, he has served as a member of the board of directors for Colmena Corp., a publicly held Delaware corporation and in March 1999, Mr. Joffe was elected as chairman of the board of directors. In May 1999 he was elected as its president and chief Executive officer and on May 14, 2001 he resigned as its president and chief executive officer.

Kevin W. Dornan, Esquire, Director

         Kevin W. Dornan, age 49, was elected as a member of our Company's board of directors on December 19, 2001. He is a graduate of the Johns Hopkins University (Bachelor of Arts, philosophy, 1973); the University of North Carolina at Chapel Hill (Master of Arts, philosophy, 1975); the Catholic University of America (Master of Arts, religious studies, 1979); and the University of Maryland School of Law (Juris Doctor, 1987), where he served as editor- in-chief of the 1986-87 Maryland Law Review. During law school, he also served as a judicial intern for The Honorable James R. Miller, Jr., of the U.S. District Court for the District of Maryland. After practicing from 1987- 1996 in Washington, DC and Maryland, primarily in the areas of corporate and commercial transactions and litigation, Mr. Dornan became the general counsel for DWA Corp. ,a telecommunications company in St. Augustine, Florida. In June 2001, he became the general counsel for The Yankee Companies, Inc. and Colmena Corp., a publicly held Delaware corporation. He is admitted to practice before the Court of Appeals of Maryland (1988), the District of Columbia Court of Appeals (1993); the Supreme Court of Florida (1996); the U.S. Courts of Appeals for the District of Columbia (1988), Second (1988), Fourth (1988), and Eleventh (1996) Circuits; and the U.S. District Courts for the District of Maryland (1988), the Eastern and Western Districts of Arkansas (1992), the District of Columbia (1994), and the Middle District of Florida (1997). Mr. Dornan has served since 1996 as an adjunct professor of business ethics at Saint Leo University in Saint Leo and St. Augustine, Florida, and as an adjunct professor of management and business at Eckerd College in St. Petersburg, Florida. In 1998, he was named to Who's Who in American Law.

Principal Stockholders Table

         As of December 18, 2001, our Company's only currently outstanding voting securities were 41,787,497 shares of common stock, $0.01 par value. The following tables disclose information concerning ownership of our Company's common stock by officers, directors and principal stockholders (holders of more than 5% of our Company's common stock) as of December 18, 2001. All footnotes to the tables follow the second table.

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         Security Ownership of Certain Beneficial Owners

         As of December 18, 2001, the following persons (including any "group") are, based on information available to our Company, beneficial owners of more than five percent of our Company's common stock (its only class of voting securities).

                                                                       Amount
                                                                       and Nature                Percent
                                                                       Of Beneficial             of
Name and Address of Beneficial Owner (1)                               Ownership (2)             Class
----------------------------------------                               -------------             -----

Tucker Family Spendthrift Trust (3)                                      7,843,750               18.771%
2500 North Military Trail, Suite 225;  Boca Raton, Florida 33431.

Blue Lake Capital Corp. (3)                                              2,187,500                5.235%
2500 North Military Trail, Suite 225;  Boca Raton, Florida 33431.

Calvo Family Spendthrift Trust (4)                                      10,031,250               24.005%
1941 Southeast 51st Terrace; Ocala, Florida 34471

Evan Brovenick (5)                                                      15,262,500               36.524%
350 Northwest 12th Avenue; Deerfield Beach, Florida

David Blechman (6)                                                       2,887,500                6.910%
350 Northwest 12th Avenue; Deerfield Beach, Florida


         Security Ownership of Management

         As of December 18, 2001, the following Table discloses our Company's common stock (the only outstanding class of equity securities for our Company, its parents or subsidiaries held by persons other than our Company) other than directors' qualifying shares, beneficially owned by all directors and nominees, naming them each; each of the named executive officers as defined in Item 402(a) of Commission Regulation S-B; and all directors and executive officers of our Company as a group, without naming them. The table shows in the second column the total number of shares currently owned and in the third column the percent owned.

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

Name and Address of                                                    Amount           Nature of         Percent
Beneficial                                                             Of Equity        Beneficial        of
Owner (1)                                                              Owned            Ownership         Class
---------                                                              ----------       ---------         -----

Evan Brovenick                                                         15,262,500          (5)            36.524%
350 Northwest 12th Avenue; Deerfield Beach, Florida

David Blechman                                                          2,887,500          (6)             6.910%
350 Northwest 12th Avenue; Deerfield Beach, Florida

Anthony Q. Joffe                                                                0          (7)              0%
101 Southwest 11th Avenue; Boca Raton, Florida 33486

Kevin W. Dornan, Esquire                                                  250,000          (8)              .5%
5001 Southwest 20th Street; Ocala, Florida 34474

Vanessa H. Lindsey                                                        250,000          (9)              .5%
340 Southeast 55th Avenue; Ocala, Florida 34471

Alvin Brovenick                                                                 0         (10)              0%
350 Northwest 12th Avenue; Deerfield Beach, Florida

Steven Adlestein                                                          200,790         (11)              .5%
350 Northwest 12th Avenue; Deerfield Beach, Florida

All officers and directors as a group                                  18,850,790          (2)             45%

Footnotes to Tables of Principal Stockholders and Tables of Executive Officers and Directors

         The following footnotes apply to the preceding two tables:

(1)      This table pertains to common stock, our Company's only outstanding equity securities.
(2)      Beneficial and record.
(3)      The Tucker family is comprised of Michelle Tucker, Leonard Miles Tucker, her husband, Shayna and
         Montana, their minor daughters . Blue Lake Capital Corp., a Florida corporation, which Michelle Tucker serves as president and director.
(4)      The Calvo family is comprised of Cyndi Calvo; William A. Calvo, III, her husband; William, Alexander and Edward, their minor sons. All the shares are held by the Calvo Family Spendthrift Trust.
(5)      Mr. Brovenick has served as a member of our Company's board of directors and president since September 25, 2001. Does not include a total of 1,000,000 class D warrants exercisable at $.20 per share which were subscribed for by Mr. Brovenick together with 1,000,000 class C warrants exercisable at $.10 per share. These warrants were sold by the
         Company as part of a unit at a total cost of $100.00 per unit.
(6)      Mr. Blechman has served as a member of our Company's board of directors and secretary since September
         25, 2001.
(7)      Mr. Joffe has served as a member of our Company's board of directors since December 18, 2001.
(8)      Mr. Dornan has served as a member of our Company's board of directors since December 18, 2001.
(9)      Mrs. Lindsey has served as a member of our Company's board of directors since December 18, 2001.
(10)     Mr. Brovenick has served as a member of our Company's board of directors since September 25, 2001
(11)     Mr. Adlestein has served as a member of our Company's board of directors since May 1995.  Does not include
         1,000,000 class C warrants exercisable at $.10 per share.   These warrants were transferred to Mr. Adelstein
         from Mr. Brovenick.

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ITEM 5            OTHER EVENTS AND REGULATION FD DISCLOSURE

         On December 19, 2001, PriMed entered into an employment agreement with Mr. Brovenick for a period ending on December 31, 2006. Mr. Brovenick will serve as president and chief executive officer of PriMed. Mr. Brovenick's responsibilities involve all services, acts, or things necessary or advisable to serve as its president and chief executive officer including but not limited to assist in establishing PriMed's policies and strategic planning, identify potential acquisition candidates, assist in financial planning and capital formation, oversee day to day operations of PriMed and such other matters as may be mutually acceptable to PriMed and Mr. Brovenick. However, Mr. Brovenick will at all times be subject to the direction of the policies established by PriMed and our Company. Mr. Brovenick is expected to work as much time as may be necessary to carry out Mr. Brovenick's job responsibilities but in no event less than 35 hours per week. Mr. Brovenick agreed that to the best of his ability and experience, he will at all times loyally and conscientiously perform all of the duties and obligations required either expressly or implicitly by the terms of the agreement, and devote as much time and efforts to PriMed's business as needed.

          During the term of the agreement (or such shorter period of time should the agreement be terminated prior to its stated termination date) and for a period of 60 days thereafter, Mr. Brovenick will not invest in, carry on, engage in or become involved whether as an employee, agent, officer, director, stockholder (excluding ownership of not more than five percent of the outstanding shares of a publicly-held corporation which ownership does not involve managerial or operational responsibility), manager, partner, joint venturer, participant, consultant or otherwise) in any business enterprise which competes directly with the business of PriMed or its affiliates. The restrictions set forth apply to any employment, work, operations or investment in the United States.

         As compensation for his services, Mr. Brovenick will receive in year one an annual base compensation of $125,000. Subject to the continuing approval of our Company, the annual base salary in each succeeding year will be equal to at least 110% of the annual base salary from the prior year. Compensation will be paid no less frequently than monthly or in such increments as are regularly paid by PriMed to other employees.

         In addition to the monthly compensation, Mr. Brovenick has been issued 6,600,000 shares of our Company's common stock, subject to the following restrictions and contingencies: If during the term of Mr. Brovenick's employment, PriMed has not shown a net pre-tax profit of at least one dollar as determined by PriMed's year-end audited financial statements prepared in accordance with generally accepted accounting principles (the "Net Pre-Tax Profit" and "GAAP," respectively), all rights, title and interest in such shares will be forfeited and Mr. Brovenick will be required to tender the shares to PriMed for cancellation. Until such time as PriMed has generated a Net Pre-Tax Profit, Mr. Brovenick will have no right to vote the shares nor may he have the right to pledge, encumber, hypothecate or in any way transfer the shares.

         Subject to the prior approval of our Company, Mr. Brovenick will also be entitled to such other bonuses based upon PriMed's performance as determined in the sole and absolute discretion of our Company; will be offered health insurance coverage at no cost to Mr. Brovenick; be entitled to participate in such employee benefit programs as are offered by PriMed to other employees; be entitled to an annual paid vacation of three weeks per year plus five personal days per year, and any vacation time not used may be accrued to the following year if Mr. Brovenick remains employed with PriMed. Mr. Brovenick will also be reimbursed for out-of-pocket expenses incurred by him in the performance of his job responsibilities. However, any reimbursable expenses in excess of $1,000 must first be approved by our Company.

         The initial term of the agreement will commence as of the date of the agreement, and will continue until December 31, 2006. PriMed will have the right to terminate the agreement for good cause or by reason of Mr. Brovenick's disability on thirty days prior written notice to Mr. Brovenick. If such termination is for good cause or by reason of Mr. Brovenick's disability, a notice of termination specifying the nature of the good cause or disability,as the case may be, will be given Mr. Brovenick. If Mr. Brovenick is terminated for any other reason than good cause, PriMed will be obligated to pay Mr. Brovenick a severance payment of the greater of $100,000 or the remaining sums due under the agreement.

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Notwithstanding anything else to the contrary, if PriMed or all other subsidiar(ies) of PriMed cease operations, then the agreement will terminate and Mr. Brovenick will only be entitled to receive the compensation due as of the termination date. As used in the agreement, disability will mean Mr. Brovenick's inability caused by mental or physical illness to satisfactory perform his obligations and duties hereunder for a consecutive period in excess of 120 days during the term of the agreement or for a period of 180 out of a total of 360 work days; and, good cause will mean any breach by Mr. Brovenick of his obligations under the agreement, habitual neglect of duties, continued incapacity or inability to perform the obligations set forth in the agreement or the conviction of any felony.

         Our Company entered into the agreement for the limited purpose pertaining to conditional issuance of its common stock to Mr. Brovenick and will have no responsibilities or obligations pertaining to any other aspects of the agreement. A copy of the employment agreements is filed as exhibits to this report, see Item 7 Financial Statements and Exhibits.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation                Page
of Exhibit                 Number
as Set Forth               or Source of
in Item 601 of             Incorporation
Regulation S-B             By Reference       Description

4.       1                 __                 Warrant A Agreement
         2                 __                 Warrant B Agreement
         3                 __                 Employee Warrant Agreement C
         4                 __                 Employee Warrant Agreement D


10.      1                 __                 Settlement Agreement
         2                 __                 Brovenick Employment Agreement


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, our Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IBX Group, Inc.

Dated: January 3, 2001           /s/ Evan Brovenick
                                 ---------------------------------
                                 Evan Brovenick
                                 President

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